EXHIBIT 10.28K

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWELFTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twelfth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer wish to extend the Initial Term (as defined in Section 1.2 of the Agreement), provide financial consideration for the extension of the Initial Term, increase the ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~, and amend other terms and conditions in connection with the extension of the Initial Term.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following amendments to the Agreement effective as of the Twelfth Amendment Effective Date (defined below) unless a different date is specified as the effective date for any particular amendment contained herein:

1.
CSG and Customer agree to increase the ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ from ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ to  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ and amend the definition of such term set forth in Schedule A (Definitions) of the Agreement. Therefore, Schedule A (Definitions), shall be amended by deleting and replacing in its entirety the following definition:

“ ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~” shall mean the ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ during the Initial Term, as may be adjusted in accordance with the Agreement.

2. CSG and Customer agree to amend the Agreement to add certain definitions to Schedule A (Definitions) of the Agreement. Therefore, Schedule A (Definitions), shall be amended by adding the following definitions:

“ACP Connected Subscriber” shall have the meaning set forth in Schedule F.

“Ascendon Connected Subscriber” shall have the meaning set forth in Schedule F.

3. CSG and Customer agree to amend the Agreement to add and change certain definitions set forth in Schedule F (Fees) of the Agreement. Therefore, Schedule F (Fees), Section entitled “~~[* * * * * * * * * * * * * * * * * * * *]~~,” is hereby deleted in its entirety and replaced with a new Section entitled “Definitions for Connected Subscriber, ACP Connected Subscriber and Ascendon Connected Subscriber” as follows:

Definitions for Connected Subscriber, ACP Connected Subscriber and Ascendon Connected Subscriber:

Connected Subscriber. A “Connected Subscriber” shall be defined as an ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ or an  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~.

 ~~[* * * * * * * * * * * * * * * * * * * * * *]~~. An “ ~~[* * * * * * * * * * * * * * * * * * * * * *]~~” shall be defined as an active subscriber on CSG’s  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * *]~~ utilizing  ~~[* * * * * * * * *]~~ of Customer’s  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ as identified in Customer’s subscriber master file and ledger activity report for  ~~[* * *]~~ on the  ~~[* * * *]~~ processing  ~~[* * *]~~ of a processing  ~~[* * * * *]~~. As a point of clarification, in the event that a subscriber is utilizing several  ~~[* * * * * * * *] [* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *])~~ on a  ~~[* * * * * *]~~ subscriber account on the  ~~[* * * *]~~ processing  ~~[* * *]~~ of a processing  ~~[* * * * *]~~, such subscriber shall be counted as  ~~[* * * ( *) * * * * * * * * * * * * * * * * * * *]~~. However, in the event that a subscriber is utilizing  ~~[* * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *])~~ on  ~~[* * * * * ( *)]~~ separate subscriber accounts on the  ~~[* * * *]~~ processing  ~~[* * *]~~ of a processing  ~~[* * * * *]~~, such subscriber shall be counted as  ~~[* * * * * ( *) * * * * * * * * * * * * * * * * * * * *]~~.

 ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~. An “ ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~” shall be defined as an active subscriber on CSG’s  ~~[* * * * * * * * * * * * * * * *]~~ utilizing  ~~[* * * * * * * * *]~~ of Customer’s  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ as identified in Customer’s active subscriber report for  ~~[* * * * * * * *]~~ on the  ~~[* * * *]~~ processing  ~~[* * *]~~ of a processing  ~~[* * * * *]~~. As a point of clarification, in the event that a subscriber is utilizing several  ~~[* * * * * * * * ( * * [* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *])~~ on a  ~~[* * * * * *]~~ subscriber account on the  ~~[* * * *]~~ processing  ~~[* * *]~~ of a processing  ~~[* * * * *]~~, such subscriber shall be counted as  ~~[* * * ( *)]~~ Ascendon Connected Subscriber. However, in the event that a subscriber is utilizing  ~~[* * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~ on  ~~* * * * * ( *)]~~ separate subscriber accounts on the  ~~[* * * *]~~ processing  ~~[* * *]~~ of a processing  ~~[* * * * *]~~, such subscriber shall be counted as  ~~[* * * * * ( *) * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~. To further clarify, an Active Subscriber, as defined in Service Order No. 2 (CSG document no. 53018), with only  ~~[* * * * * * * * * * * * * * *]~~, will not count as an  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~.

4. CSG and Customer agree to extend the expiration of the Initial Term of the Agreement from March 31, 2028 to September 30, 2031. Therefore, Section 1.2, entitled “Term,” is hereby deleted in its entirety and replaced with the following:

1.2. Term. Unless earlier terminated pursuant to Section 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring September 30, 2031 (the “Initial Term”). “Term” means the Initial Term and any applicable additional term mutually agreed upon between the Parties (“Additional Term”).

5. CSG and Customer agree to remove the Technical Service  ~~[* * * * *]~~ Credit from the terms of the Agreement. Therefore, effective January 1, 2025, the following amendments are hereby made to the Agreement:

5.a. Section 3.2, entitled “Technical Services,” is hereby deleted in its entirety and replaced with the following:

3.2 Technical Services. During the Term of this Agreement, CSG shall provide certain consulting, development and/or integration services (“Technical Services”) required by and described in one or more statements of work (each, a “Statement of Work”), which the Parties may mutually agree to in writing from time to time and which shall be substantially similar in form to Schedule D. The Parties may use an Expedited Statement of Work (also known as an “E-Statement of Work” or “E-SOW”) in form substantially similar to Schedule D-2 for certain matters as they may agree, provided that with respect to each such matter: (a) Project Fees will not exceed ~~$ [* * * * * * * * *]~~ (inclusive of Reimbursable Expenses, if any), (b) the Completion Date will be  ~~[* * * *]~~ than  ~~[* * * * * * ( * *) * * * *]~~ from the Commencement Date, (c) the Project will not include development or implementation of any feature enhancement projects, and (d) the E-SOW will not be subject to Change Orders, except Change Orders shall be permitted in order to terminate the E-SOW or to amend the E-SOW so long as such amendment of the E-SOW does not contradict the requirements set forth in (a) through (c) of this sentence. Customer will pay CSG any fee(s) set forth in a Statement of Work executed by both Parties, as well as any Reimbursable Expenses incurred in connection with the Technical Services performed by CSG, in accordance with the terms and conditions of this Agreement. CSG and Customer acknowledge that all Statements of Work shall form an integral part of this Agreement.

5.b. Section 4.4, entitled “Training,” is hereby deleted in its entirety and replaced with the following:

4.4 Training

. CSG shall provide initial training and education services with respect to the operation of the Products and Services for the fees set forth in Schedule F. CSG may provide additional training and education Services to Customer upon request from time to time at an additional cost as identified in Schedule F or as agreed upon in a Statement of Work. Customer will have the right to make an  ~~[* * * * * * * * * * * * * * *]~~ of copies of the class materials and user items described in Schedule G for purpose of training across Customer’s enterprise, including, without limitation, Customer’s third-party vendors that subject to confidentiality obligations at least as protective to CSG as those provided in this Agreement.

5.c. The following definition shall be deleted in Schedule A (Definitions):

“Technical Service  ~~[* * * * *]~~ Credit’” has the meaning set forth in Section 3.2.”

5.d. The following sentence shall be deleted from Note 2 underneath the rate table set forth in Schedule F, Fees, Section 1., CSG Services, Subsection VII., Technical Services:

“For clarity, the Technical Service  ~~[* * * * *]~~ Credit specified in Article 3.2 of the Agreement shall not count toward the  ~~[* * * * * *]~~ SOW Resources Services  ~~[* * * * *]~~.”

6. CSG and Customer agree to amend the  ~~[* * * * * *[~~ Adjustment to Fees applicable to the  ~~[* * * *]~~ commencing  ~~[* * * * * * * * * * * * *]~~, and ending  ~~[* * * * * * * * * * * * * * *]~~, and to further amend the  ~~[* * * * * *]~~ Adjustment to Fees applicable to the  ~~[* * * * * * * * *]~~ of the  ~~[* * * *]~~. Therefore, effective  ~~[* * * * * * * * * *]~~, Section 5.3, entitled “Adjustment to Fees,” is hereby deleted in its entirety and replaced with the following:

5.3 Adjustment to Fees.

The Parties acknowledge and agree as follows: (i) the  ~~[* * * * * *]~~ adjustment to fees applicable to the  ~~[* * * * * *]~~ period beginning  ~~[* * * * * * * * * * * * *]~~, was applied prior to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ to the Agreement ~~( [* * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * *]”)~~; (ii) as part of the Twelfth Amendment, the Parties agreed to a  ~~[* * * * * * * * * ( * * * * *)]~~ adjustment to fees that should apply to the  ~~[* * * * * * * * * *]~~ of the  ~~[* * * * * *]~~ period beginning  ~~[* * * * * * * * * * * * *]~~ (more specifically, the period commencing  ~~[* * * * * * * * * *]~~ and ending  ~~[* * * * * * * * * * *~~

~~* * * *]~~); and (iii) upon the execution of the Twelfth Amendment, CSG will provide Customer with an updated price file that reflects the then-current fees, as adjusted in accordance with the Twelfth Amendment, except for the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * (" * * *") * * * *]~~ that were set forth in the Twelfth Amendment, which reflect then-current fees, and the applicable fees set forth in the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * (** * * **])~~. For clarification purposes, the Parties acknowledge the  ~~[* * * * * * * * * *]~~ adjustment to fees with respect to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * (" * * *") * * * *]~~ shall not occur until  ~~[* * * * * * * * * * * * *]~~. During the  ~~[* * * *]~~, all fees included in this Agreement, except Materials as defined below, shall be increased  ~~[* * * * * * * *]~~ with such adjustment to fees effective on  ~~[* * * * * * * *]~~ of the applicable  ~~[* * * *]~~, as follows: (A) for the  ~~[* * * * * * * * * *]~~ of the  ~~[* * * * * *]~~ period beginning  ~~[* * * * * * * * * * * * *]~~ (more specifically, the period commencing  ~~[* * * * * * * * * *]~~ and ending  ~~[* * * * * * * * * * * * * * *]~~), by  ~~[* * * * * * * * * * * *- * * * * * * * * * * * * * * * ( * * * * *])~~ and (B) for each  ~~[* * * *]~~ thereafter with the  ~~[* * * * *]~~ such  ~~[* * * *]~~ beginning  ~~[* * * * * * * * * * * * *]~~, by  ~~[* * * * * * * * *- * * * * * * * * * * * ( * * * *])~~ (“ ~~[* * * * * *]~~ Adjustment to Fees”). CSG may modify the fees payable by Customer for paper and envelopes (“Materials”) at any time equal to documented increases to Materials costs that may be passed along to CSG from its Materials vendors. For avoidance of doubt, such fees payable by Customer for Materials shall not be subject to any other adjustment under this Section 5.3 other than increases attributable to CSG’s vendors of the Materials as described herein. In addition, CSG agrees to pass through to Customer the amount of any documented decrease in Materials costs that may be provided to CSG from its Material vendors. Customer will be notified in writing (e-mail shall suffice) of any Materials price increases or decreases no less than  ~~[* * * * * * ( * *) * * * *]~~ prior to the application of such change. CSG will provide to Customer, no later than the  ~~[* * * * * * * * * * * * * * * * *]~~ of each  ~~[* * * *]~~ during the Term, a price file reflecting the then-current price for each Product and Service included in Schedule F. However, the prices described in Schedule F, as adjusted in accordance with this Section 5.3 and reflected on the  ~~[* * * * * *]~~ Adjustment to Fees, shall govern in the event of a discrepancy in the price file and any of the foregoing. If CSG or Customer determines that it has any inquiries or problems or believes there are errors or discrepancies with respect to any amounts identified in the price file, either party shall notify the other party (e-mail shall suffice) and the parties shall discuss such discrepancy and come to resolution within  ~~[* * * * * * ( * *) * * * *]~~ of the date of such discrepancy notice.

7. CSG and Customer agree that based upon the  ~~[* * * * * * * * * * * * *]~~ of the  ~~[* * * * * * *]~~ BSC for video and high speed data, and residential voice Services into the  ~~[* * * * * * *  * * * * * * * * * * * * * * *]~~ Fee and the  ~~[* * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee, it is necessary to amend other provisions of the Agreement as a matter of cleanup. Therefore, effective  ~~[* * * * * * * * * *]~~, the following amendments are hereby made to the Agreement:

7.a. Section 6.2, entitled “Transition Assistance,” Subsection (a), is hereby deleted in its entirety and replaced with the following:

(a)
Customer (i) meets the minimum commitment of  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ charged at the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ rate during the Transition Assistance Period and pays  ~~[* * * * * *- * * * * ( * *) * * * * * *]~~ of the  ~~[* * * * * * * * * * * * * * *]~~ Fee, or (ii) pays any shortfalls related to the minimum commitment articulated in (i) above.

7.b. Section 6.4, entitled “Discontinuance Fee,” Subsection (a), entitled “Non-Print and Mail Processing,” is hereby deleted in its entirety and replaced with the following:

6.4 Discontinuance Fee. (a) Non-Print and Mail Processing. The Parties have mutually agreed upon the fees for non-Print and Mail Products and Services provided hereunder based upon certain  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~, and the  ~~[* * * *]~~ of this Agreement. Customer understands that without the certainty of  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ set forth in this Agreement, CSG would have been unwilling to provide the Products and Services in accordance with the terms set forth herein. Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement by Customer without cause or other breach of this Agreement by Customer resulting in termination of this

Agreement by CSG, Customer agrees that, upon termination of this Agreement in its entirety for reasons other than by a Party pursuant to  ~~[* * * * * * * * * * *]~~ or by Customer pursuant to  ~~[* * * * * * * * * *( *) * ( *) * ( *) * * ( *)]~~, in addition to all other amounts then due and owing to CSG for Products and Services previously rendered, Customer will pay to CSG (as a liquidated damage and not as a penalty) an amount equal to the  ~~[* * *]~~ of (i) and (ii) in which (i) equals the  ~~[* * * * * * *]~~ of (a) the  ~~[* * * * * * * * * * * * * * *]~~ Fee  ~~[* * * * * * * * * *]~~ by (b) the remaining  ~~[* * * * * *]~~ in the Term, and in which (ii) equals the  ~~[* * * * * * *]~~ of (a) the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fee  ~~[* * * * * * * * * *]~~ by (b) the unfulfilled portion of the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ (the “Termination Discontinuance Fee (Processing)”). Customer agrees that such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement. The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the liquidated damages for non-Print and Mail Products and Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (a) to section 6.4, and, except as provided in subsection (b) to section 6.4, such liquidated damages shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term.

7.c. Section 12.7, entitled “Sale of  ~~[* * * * * *]~~,” is hereby deleted in its entirety and replaced with the following:

12.7 Sale of  ~~[* * * * * *]~~. In the event that Customer  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~, or Charter becomes  ~~[* * * * * * * * * * * * * * * * * * * * * * * * *]~~, prior to the expiration of the then current Term to an  ~~* * * * * * * * *~~ third party (a “Successor Entity”), Customer shall use commercially reasonable efforts to assign or transfer this Agreement to the Successor Entity. In the event that such Successor Entity does not assume this Agreement, regardless of whether by contract or operation of law, or otherwise include the Connected Subscribers under this Agreement in such Successor Entity’s separate agreement with CSG, which must be executed within  ~~[* * * ( *) * * * * * *]~~ of Customer’s  ~~[* * * * * * * * * * * * * * *]~~, either Party may terminate this Agreement and Customer agrees to pay to CSG (as a liquidated damage and not as a penalty), in addition to any other undisputed amounts due under this Agreement, an amount equal to the  ~~[* * *]~~ of (i) and (ii) in which (i) equals the  ~~[* * * * * * *]~~ of (a) the  ~~[* * * * * * * * * * * * * * *]~~ Fee  ~~[* * * * * * * * * *]~~ by (b) the remaining  ~~[* * * * * *]~~ in the Term  ~~[* * * * * * * * * *]~~ by (c)  ~~[* * * * * * *- * * * * * * * * * * * ( * * *])~~, and in which (ii) equals the  ~~[* * * * * * *]~~ of (a) the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fee  ~~[* * * * * * * * * *]~~ by (b) the unfulfilled portion of the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ by (c)  ~~[* * * * * * *- * * * * * * * * * * * ( * * *])~~ (for purposes of this Section 12.7 the “Assignment Discontinuance Fee (Non-Print and Mail)”). For clarification, the Parties agree Customer’s payment obligations provided in Section 1.2 Term shall apply to the Additional Term in the event of a sale as provided herein during the Additional Term. In addition to the Assignment Discontinuance Fee (Non-Print and Mail), Customer agrees to pay CSG (as a liquidated damage and not as a penalty), an amount equal to (i) Customer’s average  ~~[* * * * * * *  * * * * * * * * * * * * * * * * *]~~ volume during the  ~~[* * * ( *) * * * * * *]~~ immediately preceding the termination date  ~~[* * * * * * * * * *]~~ by (ii) the  ~~[* * *]~~ of the then-current  ~~* * * * * * * * * * * * * * * * *~~ statement processing rate provided in Schedule F  ~~[* * * *]~~ the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * *]~~ rate provided in Schedule F  ~~[* * * * * * * * * *]~~ by (iii) the remaining  ~~[* * * * * *]~~ in the Term  ~~[* * * * * * * * * *]~~ by (iv)  ~~[* * * * * * *- * * * * * * * * * * * ( * * *])~~ (for purposes of this Section 12.7 the “Assignment Discontinuance Fee (Print and Mail)”). Customer agrees that such amounts are a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement as a result of events occurring under this section 12.7.

In the event that CSG sells, divests or otherwise transfers all or substantially all of its assets, or CSG otherwise becomes subject to a  ~~[* * * * * * * * * * * * * * *]~~, CSG shall assign or transfer this Agreement to the transferee upon notice to Customer and Customer will consent to such notice in advance; provided, however, if such assignment or transfer will be made to any  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~

~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * ** * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *])~~, or with any of their Affiliates or successors (each a “Charter ~~[* * * * * * * * * *]~~”), CSG may not assign or transfer this Agreement without the consent of Customer, which will not be withheld or delayed unreasonably. If CSG assigns this Agreement to, or becomes subject to the direct or indirect control of, any Charter  ~~[* * * * * * * * * *]~~, and Customer has a reasonable basis for objecting to such assignment, Customer may terminate this Agreement at any time within the  ~~[* * * * * * ( * *) * * * * *]~~ period following such assignment or change of Control and convert the Connected Subscribers to another provider, with no Termination Liability to CSG.

8. CSG and Customer desire to amend the Agreement to increase the amount of the security deposit CSG holds for Customer’s postage. Therefore, Schedule C, Recurring Services, Exhibit C-2, Print and Mail Services, Section 3, Deposit, is hereby deleted in its entirety and replaced with the following:

3. Deposit. As of the Effective Date of this Agreement, CSG holds a security deposit equal to the estimated amount of disbursements for  ~~[* * * * *- * * * * ( * *) * * * *]~~ as reasonably determined by CSG based upon the projected volume of applicable services to be performed  ~~[* * * * * * *]~~ by CSG (the “Deposit”) for the payment of the expenses described in Sections 2 and 3 of this Exhibit C-2 (the “Disbursements”). If Customer incurs Disbursements greater than the Deposit for any  ~~[* *- * * *]~~ period, Customer shall, within  ~~[* * * * * ( * *) * * * * * * * * * * * *]~~ of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a  ~~[* * * * * * *]~~ basis are less than the Deposit for  ~~[* * * * * ( *) * * * * * * * * * * * * * * * * *]~~. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid following the termination or expiration of this Agreement. Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

9. Effective  ~~[* * * * * * * * * *]~~, SCHEDULE F, “FEES,” Section 1., “CSG SERVICES,” Subsection 1.I., “Processing,” Subsection 1.I.A., “Video, High Speed Data, and Residential Voice Services,” Subsection 1.I.A.1. entitled “Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per  ~~[* * * * * * * * * * * * * * * * * * *]~~) (Note 1):” (including all referenced notes) shall be deleted in its entirety and replaced with a new Subsection 1.I.A.1. entitled “Basic Services Charge or BSC for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services Consisting of (A)  ~~[* * * * * * * * * * * * * * *]~~ Fee, and (B)  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee:” as follows:

1.
Basic Services Charge or BSC for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services Consisting of (A)  ~~[* * * * * * * * * * * * * * *]~~ Fee, and (B)  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee:

A.
 ~~[* * * * * * * * * * * * * * *]~~ Fee – During each  ~~[* * * * *]~~ of the Term, commencing as of  ~~[* * * * * * * * * *]~~, Customer shall be responsible for paying CSG the  ~~[* * * * * * * * * * * * * * *\~~ Fee and the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee, which latter fee is a  ~~[* * * * * * * * * * * * *]~~ fee based upon the  ~~[* * * * * *]~~ of  ~~[* * * * * * * * * * * * * * * * * * * * * * *]~~ and  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~, respectively. The  ~~[* * * * * * * * * * * * * * *~~ Fee and the  ~~* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee are collectively referred to as the “Basic Services Charge” or “BSC” for Non-Rated Video, Non-Rated High-Speed Data, and Residential Voice Services. The Parties have mutually agreed upon the  ~~[* * * * * * *]~~ BSC to be provided hereunder based upon certain  ~~[* * * * * * * * * * * * * *]~~ of processing activity and the Term.

1.
“ ~~[* * * * * * * * * * * * * * *]~~ Fee” (Note 1) (Note 2)

Description of Item/Unit of Measure	Frequency	Fee
Processing Year 2025	 ~~* * * * * * *~~	~~$  * * * * * * * * * * * *~~

Note 1: The  ~~[* * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * *]~~ during the Term as it is based upon certain  ~~[* * * * * * * * * * * * * *]~~ of processing activity during the Term of the Agreement. In the event (i) Customer provides CSG with at least  ~~[* * * * * * * * ( * *) * * * * * *]~~ advance written notice of Customer’s anticipated date of completion of a  ~~[* * * * * * * * *]~~ of any remaining subscribers of Customer’s video, high speed data and voice subscribers from  ~~[* * *’ * * * * * * * * * * * * * * * * *’ * * * * * * * * * * * * * * * * * ( * * * “ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]”)~~; (ii) such anticipated date of completion is no earlier than  ~~[* * * * * *- * * * * * * * * *]~~ prior to the end of the  ~~[* * * * * * * * * * *]~~ and no later than  ~~[* * * * * * ( * *) * * * * * *]~~ prior to the end of the  ~~[* * * * * * * * * * ]*~~; and (iii) Customer has demonstrated reasonable progress towards the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ by such date communicated by Customer, then the Parties agree to discuss in good faith the possibility of CSG [ ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ with the understanding that the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ shall be made by CSG, in its sole and absolute discretion, and will require the Parties to enter into a mutually agreed upon amendment to the Agreement setting forth the terms and conditions related to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~.

Note 2: For clarification purposes, effective  ~~[* * * * * * * * * *]~~, Customer is no longer eligible for and shall not receive the  ~~[* * * * * * * * * * * * * * * * * * * * * * * *]~~ as described in Schedule F of the Agreement.

2. “ ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~)” (Note 1) (Note 2) (Note 3)

Description of Item/Unit of Measure	Frequency	Fee
a.  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~)	 ~~[* * * * * * *]~~	~~$[ * * * * * *]~~
b.  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~)	 ~~[* * * * * * *]~~	~~$ [* * * * * *]~~

Note 1: With regard to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~), the rates applicable to an  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ shall apply until such subscriber no longer meets the definition of an  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ due to full  ~~[* * * * * * * * *]~~ from CSG’s  ~~[* * * * * * * * * * *]~~ to CSG’s  ~~[* * * * * * * * * * * * * * * *]~~. As an example, if a subscriber has Customer’s Video service on CSG’s  ~~[* * * * * * * * * * *]~~ and has Customer’s Cable and HSD services on CSG’s  ~~[* * * * * * * * * * * * * * * *]~~, such subscriber shall be considered an  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ and be charged the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fee as such subscriber has not fully  ~~[* * * * * * * *]~~ to CSG’s  ~~[* * * * * * * * * * * * * * * *]~~. For avoidance of doubt, during a single  ~~[* * * * * * * * * * * * * *]~~ period, CSG shall not charge Customer both the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~) and the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~) for the same subscriber referenced in the preceding sentence. Also, for avoidance of doubt, the  ~~[* * * * * * * * * * * * * * * *]~~ Fees applicable to the purchase of one or more  ~~[* * * * * * * * * * * * * * *]~~ (e.g., Customer’s  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~), as further described in  ~~[* * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * *])~~, are in addition to the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~) and the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~), as the case may be.

Note 2: Section 5.3 of the Agreement, Adjustment to Fees, does not apply to (i) the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per  ~~[* * * * * * * * * *]~~) until  ~~[* * * * * * * * * * * * ]*~~, and (ii) the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee (per [ ~~* * * * * * * * * *]~~) until  ~~[* * * * * * * * * * * * *]~~.

Note3: For clarification purposes, many of the Products and Services listed in Schedule B (Products) and Schedule C (Recurring Services) indicating they are available for Customer’s  ~~[* * * * * * * * * * * * * * * * * * * *]~~ (e.g., Lockbox Processing Reconciliation Services) are intended to support  ~~[* * * * * * * * * * * * * * * * * * * * * * *]~~ and may not be applicable to  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~.

The  ~~[* * * * * * *]~~ BSC for Non-Rated Video, Non-Rated High-Speed Data, and Residential Voices Services includes the following:

~~a.~~
 ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~b.~~
 ~~* * * * * * * * * * * * * * * * * * * * * - * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * “ * * * * * * *” * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *’ * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * *’ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~

~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * *) * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * *) * * * * *’ * * * * * * * * * * * * * * * * * *~~
~~c.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~d.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *; * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~e.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~f.~~
 ~~* * * * * * * * * * * * *~~
~~g.~~
 ~~* * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~h.~~
 ~~* * * * * * * * * * * * * * * * * * * – * * * * * * * * * *~~
~~i.~~
 ~~* * * * * * * * * * * * * * * * * *~~
~~j.~~
 ~~* * * * * * * * * * * * * * * * * * * * *~~
~~k.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * (“ * * *”)~~
~~l.~~
 ~~* * * * * * * * * * * * * * * * * * * * *~~
~~m.~~
 ~~* * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * *)~~
~~n.~~
 ~~* * * ( *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~o.~~
 ~~* * * * * * * * * * * * * * * * * – * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *’ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~p.~~
 ~~* * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * ( * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( *) * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * (" * * * * * * * * * * * *") * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * “ * * * * * * * * * * * *” * * * * * * * * * * * * “ * * * * * * * * * * * * * * * * * *” * * * * * * * * * * * * “ * * * * * * * * * * * * * * * * * * * *” * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) *~~
~~q.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~r.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * *)~~
~~s.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~t.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~u.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~v.~~
 ~~* * * * * * * * * * * * * * * ( * * * * * * * * * * * *- * * * * * * * *)~~
~~w.~~
 ~~* * * * * * * * * * */ * * * * *~~
~~x.~~
 ~~* * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~y.~~
 ~~* * * * * * * */ * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~

~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * *~~
~~z.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~aa.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~bb.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~cc.~~
 ~~* * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~dd.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~ee.~~
 ~~* * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~ff.~~
 ~~* * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * *)~~
~~gg.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * *) * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~hh.~~
 ~~* * * * * * * * * * * * * * * * * * * – * * * * * * ( * *) * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~ii.~~
 ~~* * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~jj.~~
 ~~* * *- * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~kk.~~
 ~~* * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * *) ( * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~ll.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~mm.~~
 ~~* * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~nn.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * ( * * *’ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~oo.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * *- * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~pp.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *)~~
~~qq.~~
 ~~*- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * *’ * * * * * * * * * * * * * * * * * * * * * * *:// * * * * * * * * * * * * * * * * *)~~
~~44.~~
 ~~* * * * * * * * * * * * * *® - * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * *) * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * ( *) *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~

~~45.~~
 ~~* * * * * * * * * * * * * * * * * * * * *~~
~~46.~~
 ~~* * * * ( * * *- * * * * * * *) * * * * * * * * * * * * * * * * * * * *~~
~~47.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~48.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~49.~~
 ~~* * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * *)~~
~~50.~~
 ~~* * * * * * * * * * * * * * * * *~~
~~51.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * ( * *) * * * * * * * * * * * * *)~~
~~52.~~
 ~~* * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * */ * * *)~~
~~53.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * (“ * *”) - * * * * * * * * * * */ * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * *])”~~

The  ~~[* * * * * * *]~~ fee for Residential Voice Services includes the items that are currently listed above under the section entitled “The  ~~[* * * * * * *]~~ BSC for Non-Rated Video, Non-Rated High-Speed Data, and Residential Voices Services includes the following:”, as such items relate to Voice Services, and with the following points of clarification:

~~1.~~
 ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * *) * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * # * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~2.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~3.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *’ * * * * * * * * * * * * * * * * * * * * * * (“ * * *”) ( * * * * * * * * * * * * * * *; * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~4.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * *~~
~~5.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~6.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * # * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~7.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *’ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) *~~
~~8.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~
~~9.~~
 ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~

10. CSG and Customer agree to include the  ~~[* * * * * * *]~~ maintenance and support fees applicable to CSG’s Product Configurator – Offer Export/Import Tool in the  ~~[* * * * * * *]~~ BSC for Video and High-Speed Data, and Residential Voice Services. Therefore, Schedule F, Fees, Section 1., CSG Services, Subsection I., Processing, Subsection E., CSG’s Product Configurator – Offer Export/Import, shall be deleted in its entirety.

11. CSG and Customer agree to amend the “Processing Capacity Tiers” related to CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI). Therefore, Schedule F, Fees, Section 1., CSG Services, Subsection II., Interfaces, Subsection C., CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note1), shall be deleted in its entirety and replaced with the following:

C.
CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Installation and Startup (Note 2)	 ~~[* * * * * * * * * *]~~	 ~~[* * * * *]~~
2. Interface Development and Technical Services (Note 3)	 ~~[* * * * * * * * * *]~~	 ~~[* * * * *]~~
3. Interface Certification Services for Non-Supported Third Party Applications (per  ~~[* * * * * * * * * * * * *]~~) (Note 4)	 ~~[* * * * * * * * * *]~~	 ~~[* * * * *]~~
Processing Capacity Tiers	Frequency	Fee
4. SLBOS and ENI Transactions  ~~[* * * * * * * * *]~~ ("TPS") (Notes 5-8)
a. Reduced Fee Processing Level: Supporting up to  ~~[* * * * * * * *]~~	 ~~[* * * * * * *]~~	~~$ [* * * * * * * * * *]~~
b. Normal Fee Processing Level: Supporting up to  ~~[* * * * * * * *]~~	 ~~[[* * * * * * *]~~	~~$ [* * * * * * * * * *]~~
c. Additional  ~~[* * *]~~ (per  ~~[* * * * * * * * * * * * * *~~)	 ~~[* * * * * * *]~~	~~$ [* * * * * * * *]~~

Note 1: CSG will support only the current release plus the  ~~* * * * * ( *)~~ prior releases of SLBOS at any given time as such versions are defined by CSG, in its sole discretion. If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SLBOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Quote relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications. All interface development services and Technical Services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Any interfaces, accomplished by Customer through any allowable and available SLBOS API and/or ENI API, must be certified by CSG prior to integration of such interfaces. The standard interface certification services shall be quoted using a  ~~[* * * * * * * * * * ( * *) * * * * * * * * * * * * * * * * * * ]~~. Additional fees will be charged to implement the transaction(s) into each applicable environment. The fees set forth above for interface certification  ~~[* * * * * * * * * * * *[~~ any Technical Services that may be requested by Customer in relation to the  ~~[* * * * * * * * * * * * * * * * * * * * *]~~ of Customer’s  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~. Any services in relation to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ and the associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will not unreasonably withhold certification of any interface.

Note 5: CSG agrees to begin invoicing Customer at the Reduced Fee Processing Level:  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~, plus any Additional  ~~[* * *]~~, effective  ~~[* * * * * * * * * *]~~. CSG’s obligation to honor the Reduced Fee Processing Level:  ~~[* * * * * * * * * * * * * * * * * * * * * ]*~~, plus any Additional  ~~[* * *]~~, is contingent upon Customer’s  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * *])~~, as determined by the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fees, (i) reaching the  ~~[* * * * * * * * * * *]~~ on or before  ~~[* * * * * * * * * * * * *]~~, and (ii) staying at or above the  ~~[* * * * * * * * * * *]~~ during the Term of the Agreement. In the event contingency (i) is not met or contingency (ii) ceases to be met by Customer, CSG (a) shall return to invoicing Customer, and Customer agrees to pay, at the Normal Fee Process Level: [ ~~* * * * * * * * * * * * * * * * * * * * * *]~~, plus any Additional  ~~[* * *]~~, and (b) Customer agrees to pay any difference between the fees at the Reduced Fee Processing Level and the fees at the Normal Fee Processing Level for any period in which Customer’s  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * *[)~~, as determined by the  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~ Fees, was not at or above the  ~~[* * * * * * * * * * *]~~.

Note 6: Customer’s SLBOS  ~~[* * *]~~ processing will be reviewed and adjusted on a  ~~[* * * * * * * * * * * * * * * * *]~~ basis at the end of the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ during the Term (or any extended term) of the Agreement and the Transition Assistance Period. For the purpose of determining the  ~~[* * *]~~ processing level applicable to the  ~~[* * * * * * * * * * * * * * * * * * *]~~, the  ~~[* * * * * * * * * * * * * * *]~~ measurements (as measured per Note 7 below) on  ~~[* * * * * ( *) * * * * * * * * * * * * *]~~ for each of the  ~~[* * * * * ( *) * [* * * * *]~~ of the then-ending  ~~[* * * * * * *]~~ will be combined to create a list of  ~~[* * * * * *- * * * ( * *)]~~ measurements (the “ ~~[* * * * * * * * * * * *]~~ Measurement List”). CSG shall provide a copy of the  ~~[* * * * * * * * *]~~ Measurement List to Customer no later than the  ~~[* * * * * ( * * *) * * * * * * * * * * *]~~ of the  ~~[* * * * *]~~ immediately following the end of the  ~~[* * * * * * * * * * * * * * *]~~. The lowest  ~~[* * *]~~ value on the  ~~[* * * * * * * * *  * * *]~~ Measurement List (“Determining  ~~[* * *[~~ Value”) will be the  ~~[* * *]~~ value used to determine the [ ~~* * *]~~ processing level applicable going forward for the next  ~~[* * * * * * * * * * * * * * *]~~ (“New  ~~[* * *]~~”). CSG will begin invoicing Customer for the New  ~~[* * *]~~ in the  ~~[* * * * *~~ immediately following the end of the  ~~[* * * * * * * * * * * * * * *]~~. For clarification purposes, SLBOS Fees shall in no event be less than the minimum of the  ~~[* * *]~~ processing level supporting up to each  ~~[* * *]~~ level as prescribed by the Transition Phase table in Note 5 specified above.

Note 7:  ~~[* * *]~~ measurements will consist of the average of measurements taken over  ~~[* * * * * * * ( * *) * * * * * *]~~ intervals. The  ~~[* * * * * * * ( * *) * * * * * *]~~ intervals will be calculated  ~~[* * * *]~~ times an  ~~[* * * *]~~: from : ~~]* * - * * : * *; : * *-: * *; : * *-: * *; * * * : * *-: * * * * * * * * * *]~~. During any one  ~~[* * * * * * * ( * *) * * * * * *]~~ period, the total number of transactions will be counted and then will be divided by  ~~[* * * * * * * * * * * ( * * *)]~~ to create the  ~~[* * *]~~ measurements.

Note 8: SLBOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or a third party application, excluding transactions associated with [~~( *) * * * * * * * * * * * * * * * * * * * * * * * * * * ( * *) * * *’ * * * * * * * * * * * ( * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~

~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~.

Note 9: The  ~~[* * *]~~ processing capacity tiers referenced in the table above are subject to normal transactional distribution during business hours. Customer agrees to maintain peak  ~~[* * *]~~ below  ~~[* * * * * * * * * * * * * * * * * * * * * * ( * * ]* *)~~ of Customer’s then current processing level during non-business hours.

12. CSG and Customer agree to amend the Agreement to address a new requirement under PCI-DSS related to multi-tenant service providers. Therefore, the Agreement is hereby amended by adding a new Section 9.2, entitled “Ascendon System Access,” to Article 9, Miscellaneous, of Exhibit C-12, Ascendon Services, to provide as follows:

9.2 Ascendon System  ~~[* * * * * *]~~. Customer acknowledges and agrees that in order to provide the Ascendon Services and the Customer Solution, CSG must have  ~~[* * * * * * * * * * * * * * * *]~~ to the Ascendon System and the Customer Solution unless and to the extent that this  ~~[* * * * * * * * * * * * * * * *]~~ is restricted by applicable law. To protect Customer’s data within the Customer Solution and the Ascendon System, in accordance with CSG’s data security obligations in Sections 10.6 -10.9 (i) will ensure Customer Data in the Customer Solution and Ascendon System has a  ~~[* * * * * * * * * * * * * * * *]~~ from data that belongs to third parties within the multi-tenant environment of Ascendon System, and (ii) will ensure that only  ~~[* * * * * * * * * * * * * * * * * * * * * *  * * * * * *]~~ the Ascendon System and the Customer Solution.

13. CSG and Customer agree that based upon the restructuring of the  ~~[* * * * * * *]~~ BSC for video and high speed data, and residential voice Services into the  ~~[ * * * * * *  * * * * * * * * * * * * * * *]~~ Fee and the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ Fee, the  ~~[* * * * * * * * * * * * *]~~ shall expire and Customer shall no longer entitled to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * *]~~ effective  ~~[* * * * * * * * * *]~~. Therefore, effective  ~~[* * * * * * * * * *]~~, the following amendments are hereby made to the Agreement:

13.a. Section 6.1(e) is hereby deleted in its entirety and replaced with the following:

(e) Customer may terminate this Agreement on  ~~[* * * ( *) * * * * * *]~~’ notice, if at any time (i) CSG processes on its platform  ~~[* * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * *) * * * * * * * * * * * * * * * *]~~ on its  ~~[* * * * * */ * * * * * * * * * * * * * * * * * * *]~~, and (ii) CSG’s development of the Products and Services fails to meet material industry milestones related to North American cable and direct broadcast satellite communications industries (including FCC mandates and other federal regulatory requirements) or a  ~~[* * * * * * * *]~~ of such development activities are intended to serve an industry vertical other than the North American cable and direct broadcast satellite communications industries, subject to reimbursement by Customer of  ~~[* * * * * * * * * * * * ( * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ actually paid to Customer under this Agreement. CSG agrees to certify on an annual basis (between January and March of each year beginning in calendar year 2023) to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ on CSG’s platform. CSG may provide such certification to Customer via email to Customer’s Senior Vice President of Customer’s Billing Strategy and Operations or a Customer representative of similar or higher authority.

13.b. Schedule F (Fees), Section entitled “ ~~[* * * * * * * * * * * * * * * * * * * * * * * *]~~,” is hereby amended to add the following sentence to the end of the initial paragraph (and before Example 1):

“The Parties acknowledge and agree that effective  ~~[* * * * * * * * * *]~~, (i) the  ~~[* * * * * * * * * * * * *]~~ expired, and (ii) Customer is no longer eligible for and shall not receive the  ~~[* * * * * * * * * * * * * * * * * * * * * * * *]~~, as described in Schedule F of the Agreement. For clarification purposes, Customer’s obligation to reimburse any portion of the  ~~[* * * * * * * * * * * * * * * * * * * * * * * *]~~ actually paid to Customer, as required under the Agreement, shall remain in effect.”

14. CSG and Customer desire to amend the Agreement to remove the  ~~[* * *- * * * * * * * * * * * * * * * * * * * *~~ provisions related to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~. Therefore, Schedule

F, “Fees,” Section 1, “CSG Services,” Subsection I, “Processing,” Subsection A., “Video, High Speed Data, and Residential Voice Services,” is hereby deleted in its entirety and replaced with the following:

A.
Video, High Speed Data, and Residential Voice Services

~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~. Subject to section i) below, entitled “Acquisition and Divestiture,” Customer has agreed to  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ equal to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~. If Customer fails to achieve the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ during the Initial Term, Customer shall pay CSG an amount equal to (i) the then-current  ~~[* * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * *]~~ by (ii) the unfulfilled portion of the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * (“ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * *]”)~~. Such  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * *]~~ shall be invoiced no later than ten days following the end of the Initial Term, and paid in accordance with Section 5.2, “Invoices and Payment,” of the Agreement and shall be in addition to any other amounts due pursuant to the terms and conditions of the Agreement.

i)
Acquisition and Divestiture. Customer and CSG agree the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ shall be  ~~[* * * * * * * * *]~~ in the case of an acquisition of subscribers for whom CSG is processing through the provision of the Products and Services, excluding print and mail services, under another agreement and such subscribers are brought under this Agreement as  ~~[* * * * * * * * * * * * * * * * * * * *]~~. The amount of the  ~~[* * * * * * * *]~~ to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ will be determined by  ~~[* * * * * * * * * * *  * * * * * * * * * * * * * ( ** *)]~~ of the number of acquired subscribers at the time they are brought under this Agreement as  ~~[* * * * * * * * * * * * * * * * * * * * * * * * *]~~ the number of whole ~~[* * * * * * * * * * * * * *]~~ remaining to  ~~[* * * * * * * * * * * * * * * *]~~, and  ~~[* * * * * *]~~ the result to the current  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~. The  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ shall be  ~~[* * * * * * *]~~ in the case of a divestiture of  ~~[* * * * * * * * * * * * * * * * * * * *]~~. The amount of the  ~~[* * * * * * * * *]~~ to the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ will be determined by  ~~[* * * * * * * * * * *  * * * * * * * * * * * * * ( * * *)]~~ of the number of  ~~[* * * * * * * * * * * * * * * * * * * *]~~ at the time that such are no longer  ~~[* * * * * * * * * * * * * * * * * * * *]~~ under this Agreement by the number of whole  ~~[* * * * * * * * * * * * * *]~~ remaining to  ~~[* * * * * * * * * * * * * * * *]~~, and  ~~[* * * * * * * * * * *]~~ the result from the current  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~.

15. CSG shall provide Customer with an  ~~[* * * * * * * * *]~~ in the amount of  ~~[* * * * * * * * * * * * * * * * * ($ * * * * * * * * * * * *])~~ ( ~~[* * * “ * * * * * * * * * * * * * * *0”~~) to be applied, from time to time, at Customer’s request and to be used by Customer on future Professional or Technical Services on a fixed fee basis or time and materials basis at the then applicable Technical Services rate per hour and shall be provided by CSG to Customer after the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * *[~~ and prior to  ~~[* * * * * * * * * * *]~~. For clarification purposes, the  ~~[* * * * * * * * * * * * * * *]~~ may not be used for work already contracted by Customer and must be allocated for work to start no later than  ~~[* * * * * * * * * * *]~~. In the event of a termination of the Agreement in its entirety for any reason prior to any or all of the  ~~[* * * * * * * * * * * * * * *]~~ taking effect pursuant to this Section 15, CSG shall not provide or be responsible for, nor shall Customer be due, any portion of the  ~~[* * * * * * * * * * * * * * *]~~ that had not taken effect prior to the effective date of termination. Notwithstanding the foregoing, CSG acknowledges that Customer may use the  ~~[* * * * * * * * * * * * * * *]~~ and apply the  ~~[* * * * * * * * * * * * * * *]~~ against project fees arising from following fully executed Statements of Work as may be amended via Change Order from time to time:

SOW  ~~[* * * * *]~~ CSG Support Resources for Billing Design ( ~~[* * * * * * * * * * * * *]~~)

SOW  ~~[* * * * *]~~ CSG Billing System Resource ( ~~[* * * * * * * * * * *]~~)

SOW  ~~[* * * * *]~~ CSG Support Resources for Billing Design ( ~~[* * * * * * * * * * * * *]~~)

SOW  ~~[* * * * *]~~ CSG Support Resources for Billing Design ( ~~[* * * * * * * * * * * * * *]~~)

SOW  ~~[* * * * *]~~ CSG Support Resources for Billing Design ( ~~[* * * * * * * * * * * *]~~)

SOW  ~~[* * * * *]~~ CSG Billing System Reporting Resource ( ~~[* * * * * * * * * * * * *]~~)

SOW  ~~[* * * * *]~~ CSG Resource for Billing Ops-Shared Services ([~~* * * * * * * * * * * *]~~)

SOW  ~~[* * * * *]~~ Ascendon Resource Support for Billing Design ( ~~[* * * * * * * * * * * * *]~~)

16. Contingent upon both Parties  ~~[* * * * * * * * * * * * * * * * * * * * * *]~~, CSG shall provide Customer with a  ~~[* * *- * * * * * * * * * * * * * * * * *]~~ in the  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ($ * * * * * * * * * * * *) ( * * * “ * * *- * * * * * * * * * *]”)~~. CSG will commence providing the  ~~[* * *- * * * * * * * * * *]~~ on Customer’s  ~~[* * * * * * * * * * * * * * * * * * *]~~ following the  ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~.

17. This Amendment, upon execution, shall constitute a material definitive contract for CSG, and CSG is required to file a Form 8-K within four (4) business days after the Parties’ full execution of this Amendment. Prior to the date hereof, the Parties agreed on the form of a press release to be issued by CSG in connection with the execution of this Amendment. CSG is authorized to issue such press release; provided any modifications to such agreed form shall require the prior written approval of Customer.

18. CSG and Customer agree to amend the Agreement to address the Parties’ respective rights and obligations relating  ~~[* * * * * * * * * * * * * * * * * *]~~ involving any product or service provided to Charter or its Affiliates. Therefore, a new Section 12.19, entitled “ ~~[* * * * * * * * * * * * * * * *~~*]” is hereby added to the Agreement to provide as follows:

12.19  ~~[* * * * * * * * * * * * * * * *]~~.

12.19.1 During the Term of the Agreement, CSG and its Affiliates shall not  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * “ * * * * * * * * * * * * * *”) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~

12.19.2 During the Term of the Agreement, CSG and its Affiliates shall not  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * “ * * * * * * * * * * * * * * * * * * *”) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~

12.19.3 Notwithstanding the foregoing, nothing in this Section 13 shall preclude CSG or its Affiliates (a) from responding to a subpoena or complying with a court order; (b) from commencing a  ~~[* * * * * * * * * * * * * *]~~ in the event that Charter or its Affiliates  ~~]* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ against which CSG has a  ~~[* * * * * * * * * * * * * *]~~; and (c) from asserting any and all defensive claims and affirmative counterclaims in the event CSG or its Affiliates  ~~[* * * * * * *]~~ by Charter or its Affiliates or a Charter Related Party on a  ~~[* * * * * * *  * * * * * * * * * * * * * * * * * *]~~.

As used in this Section 13, “ ~~[* * * * * * * * * * * * * * * * * *]~~” means a product or service that is  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~; and “ ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~” means products or services either (i) supplied to Charter or its Affiliates (directly or indirectly) by any manufacturer, vendor or supplier of Charter or its Affiliates, or (ii) provided by Charter or its Affiliates to any customers, subscribers or end-users of Charter or its Affiliates.

19. CSG and Customer agree to amend certain data security provisions set forth in the Agreement. Therefore, Section 10.9, entitled “Security Breach/Investigation; Security Review,” is hereby deleted in its entirety and replaced with the following:

10.9 Security Breach/Investigation; Security Review.

(a) In the event of a Data Breach Incident, CSG shall a ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * ( * *) * * * * *])~~ after it is  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ a Data Breach Incident based upon  ~~[* * * * * * * * * * * * * * * * *][~~: (i) notify Customer in writing of the nature and extent of the Data Breach Incident (e-mail to Customer’s Chief Information Security Officer shall suffice) and,  ~~* * * * * * * * * * * * * * * * * * * * * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~; (ii) begin conducting an investigation to determine when and, if possible, how the Data Breach Incident occurred; (iii) cooperate and reasonably assist and provide Customer with necessary facts and information to assist Customer in investigating and assessing the extent and nature of the Data Breach Incident, without providing any confidential information of a third party or information that would, in the sole discretion of CSG’s Chief Information Security Officer, compromise the security of CSG’s information or systems (hereinafter collectively referred to as “CSG Security Incident Withholdings”), which will include reasonable cooperation: (a) with any  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~, (b) facilitating conversations with  ~~[* * * * ** * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ involved in the matter, and (c) making available  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ required to comply with applicable laws or otherwise  ~~[* * * * * * * * * * * * * * * * * *]~~ by Customer to conduct its investigation; and (iv) use all  ~~[* * * * * * * * * * * * * * * * * * *]~~ to  ~~[* * * * * * * *]~~ remedy the Data Breach Incident and prepare a corrective action plan to prevent the occurrence of any similar Data Breach Incident, and inform the Customer  ~~[* * * * * * * * * * *]~~ as to the current status of such endeavors. For purposes of this Agreement, a “Data Breach Incident” means (i)  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * */ * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~, and (ii)  ~~[* * * * * * * * * * * * * * * * * * * * * * * *’ * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ( * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *) * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~.

(b) With respect to any notice of a Data Breach Incident, CSG shall  ~~[* * * * * * * * * * *]~~ follow the below  ~~[* * * * * * * * * * * * * * * * * * * *]~~ and comply with the additional obligations set forth in this Section 10.9(b):

(i) In no event later than  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ to Charter such Data Breach Incident by  ~~[* * * * *]~~ to the following Charter’s point of contacts:

a. IT Security Email:  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *];~~

b. Legal, Privacy & Cybersecurity Email:  ~~[* * * * * * * *_ * * * * * * *_ * * *_ * * * * * * * * * * * * ** * * * * * * * * * * *]~~; and

c. Business Contact Email:  ~~[* * * * * * * * * *8 * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * *[~~

(ii) CSG shall (a)  ~~[* * * * * * * * * * *]~~ take steps to halt any Data Breach Incident involving Charter Confidential Information or Customer Data, if ongoing; and (b)  ~~[* * * * * * * *]~~ use all commercially reasonable actions to prevent its recurrence and further possession, use, knowledge, disclosure or loss of Charter Confidential Information or Customer Data in contravention of this Section.

(iii) Within  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *~~, CSG shall attempt to  ~~* * * * * * * * * *[~~ with one or more of Charter’s point of contacts noted in subsection (i) immediately above. Information for such  ~~[* * * *]~~ is the following: (i) IT Security Contact:  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * *- * * * ]*~~; (ii) Legal, Privacy & Cybersecurity Contact:  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * – * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * *- * * * *]~~; and (iii) Business Contact:  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * *- * * * *]~~.

(iv) Within  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~, CSG shall [ ~~* * * * * * * * * * * * * * * * * * * *]~~ incident report by providing to Charter an  ~~[]* * * * * * * * * * * * * * * * * *~~ of the details of the Data Breach Incident  ~~[* * * * *~~ to CSG at the time of the  ~~* * * * * *~~. CSG shall  ~~* * * * * * * *~~ provide Charter with  ~~* * * * * * *]~~ and  ~~[* * * * * * * * * *]~~ information as it continues its investigation (including, but not limited to, (i) [ ~~* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ and (ii)  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *])~~. Charter may also contact CSG for additional information regarding the Data Breach Incident, and CSG shall  ~~[* * * * * * * *]~~ respond to such requests for additional information, subject to any CSG Security Incident Withholdings. Additionally, after CSG’s investigation of the Charter Security Incident is completed, CSG will provide to Charter a  ~~[* * * * *- * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ signed by CSG’s Chief Information Security Officer (CISO), or equivalent, addressing the nature and scope of such Charter Security Incident, CSG’s  ~~[* * * * * * * * * * * * * * * * * *]~~ to contain the Charter Security Incident (e.g.  ~~[* * * * * * * * * * * * * * * * * * * *]~~), remedial actions taken to address the Charter Security Incident, and whether any  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *]~~ as a result of the Charter Security Incident, subject to any CSG Security Incident Withholding, to enable Charter to understand the nature and scope of any risk to CSG’s systems and/or environment and the potential direct or lateral impacts of those risks as it relates to Charter Confidential Information and Customer Data, the Services, Charter’s environment and systems. The foregoing  ~~[* * * * * * * * * * * * *]~~ should be sent to Charter point of contacts noted in the above subsections by email.

(c) Customer may conduct a security review of CSG’s assets, systems, software, policies, processes, and procedures used in conjunction with this Agreement at  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * *]~~ period which security review shall include CSG’s completion of a risk assessment questionnaire within a reasonable timeframe, but not more than  ~~[* * * * * * * ( * *) * * * * * * * * * * * *]~~ following the date of the request. Customer reserves the right to require the completion of an updated security review at  ~~[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *- * * * * *]~~ period, unless deficiencies are identified in the most recent security review. If any deficiencies are identified, CSG will take  ~~[* * * * * * * * * * * * * * * * * * *]~~ to remediate the deficiencies at its own cost and expense. As part of this review, and upon request, CSG shall supply evidence or certification with respect to the controls required under this Agreement.

THIS AMENDMENT is executed on the days and year signed below to be effective as of the date last signed below (the "Twelfth Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Stephanie Babin	By:	/s/ Michael J. Woods
Name:	Stephanie Babin	Name:	Michael Woods
Title:	SVP, Billing Strategy & Design	Title:	President, NA CMT
Date:	09/04/2025	Date:	09/03/2025